POWER OF ATTORNEY

I, the undersigned Director/Trustee of one or more of the following investment companies (as set forth in the companies' Registration Statements on form N-1A):

LEGG MASON CASH RESERVE TRUST          LEGG MASON VALUE TRUST, INC.
LEGG MASON INCOME TRUST, INC.          LEGG MASON TOTAL RETURN TRUST, INC.
LEGG MASON GLOBAL TRUST, INC.          LEGG MASON SPECIAL INVESTMENT TRUST, INC.
LEGG MASON TAX EXEMPT TRUST, INC.      LEGG MASON INVESTORS TRUST, INC.
LEGG MASON TAX-FREE INCOME FUND        LEGG MASON LIGHT STREET TRUST, INC.
LEGG MASON FOCUS TRUST, INC.           LEGG MASON INVESTMENT TRUST, INC.

plus any other investment company for which Legg Mason Fund Adviser, Inc. acts as investment adviser or manager and for which the undersigned individual serves as Director/Trustee hereby severally constitute and appoint each of MARIE K. KARPINSKI, MARC R. DUFFY, ANDREW J. BOWDEN, ARTHUR J. BROWN and ARTHUR C. DELIBERT my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity and only for those above-listed companies for which I serve as Director/Trustee, any Registration Statements on Form N-lA, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all subsequent Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, to file the same with the Securities and Exchange Commission and the securities regulators of appropriate states and territories, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorney-in-fact or their substitutes may do or cause to be done by virtue hereof.

WITNESS my hand on the date set forth below.

SIGNATURE                                             DATE
---------                                             ----

/s/ Edmund J. Cashman, Jr.                            November 12, 1999
--------------------------
Edmund J. Cashman, Jr.



/s/ John F. Curley, Jr.                               November 12, 1999
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John F. Curley, Jr.



/s/ Richard G. Gilmore                                November 12, 1999
--------------------------
Richard G. Gilmore



/s/ Arnold L. Lehman                                  November 12, 1999
--------------------------
Arnold L. Lehman



/s/ Raymond A. Mason                                  November 12, 1999
--------------------------
Raymond A. Mason



/s/ Jill E. Mcgovern                                  November 12, 1999
--------------------------
Jill E. Mcgovern



/s/ Jennifer W. Murphy                                November 12, 1999
--------------------------
Jennifer W. Murphy



/s/ G. Peter O'brien                                  November 12, 1999
--------------------------
G. Peter O'brien



/s/ T. A. Rodgers                                     November 12, 1999
--------------------------
T. A. Rodgers



/s/ Edward A. Taber, III                              November 12, 1999
--------------------------
Edward A. Taber, III